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                       Supplement dated February 12, 2001
                                       to
                        Prospectus dated November 1, 2000
                                       of
                           The Buttonwood Funds, Inc.

The Prospectus dated November 1, 2000 of The Buttonwood Funds, Inc. (the "Fund") is hereby amended and supplemented by the following:

On February 12, 2001, the Board of Directors of the Fund voted to terminate the offering of the Fund's shares and instructed the officers of the Fund to take all steps necessary to completely liquidate the Fund's assets and redeem all outstanding shares of the Fund in accordance with its Articles of Incorporation. Accordingly, effective immediately, no orders for share purchases are being accepted. Upon liquidation of the Fund's assets (and subject to appropriate reserves for liquidation or other expenses) shareholders who have not theretofore redeemed their shares will be redeemed at the Fund's then determined net asset value per share. Any income earned or gain realized during the course of the liquidation will be proportionately allocable to the remaining shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE